Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Principles of Consolidation

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Two Rivers, Huerfano-Cucharas Irrigation Company and TR Capital and its subsidiaries, Two Rivers Farms, Two Rivers Water and GrowCo. All significant inter-company balances and transactions have been eliminated in consolidation.

Non-controlling Interest

Non-controlling Interest

Below is the detail of non-controlling interest shown on the balance sheet.

	Year ended December 31,
Entity	2017	2016
TR Capital	$20,482,000	$20,552,000
HCIC	1,388,000	1,381,000
F-1	29,000	29,000
F-2	162,000	162,000
DFP	452,000	452,000
GrowCo	(850,000)	(206,000)
GrowCo Partners 1, LLC	3,621,000	3,521,000
GCP Super Units, LLC	5,016,000	4,923,000
TR Cap 20150630 Distribution, LLC	497,000	497,000
TR Cap 20150930 Distribution, LLC	460,000	460,000
TR Cap 20151231 Distribution, LLC	495,000	495,000
Totals	$31,752,000	$32,366,000

During the year ended December 31, 2014, investors in Two Rivers Farms F-1 (convertible notes and preferred shares), Two Rivers Farms F-2 (convertible notes and preferred shares), the Company’s preferred shares, ASF convertible notes, DFP preferred shares, Ellicott second mortgage, and the new cash investments of $6,000,000 were given the opportunity to convert into TR Capital Partners, LLC and were issued 30,159,000 TR Capital Preferred Membership units, with a NCI value of $20,740,000.

The 30,159,000 TR Capital Preferred Membership units issued during the year ended December 31, 2014 are convertible into 1 common stock share of the Company and one-half warrant to purchase a share of stock of the Company. In accordance with ASC Topic 470-20, Debt (and other convertible instruments with beneficial convertible features (“BCF”), the Company determined that a BCF amounting to approximately $12,337,000 and a relative fair value attached to the warrants of approximately $3,641,000 were recorded for the year ended December 31, 2014.

Two Rivers also formed three LLC special entities (TR Cap 20150630, Distribution, TR Cap 20150930 Distribution and TR Cap 20151231) to provide in-kind distributions totaling $1,452,000 to holders of TR Capital Preferred Membership units.

Below is the breakdown of the non-controlling interest share of gains (losses):

Entity	Year ended December 31,
	2017	2016
TR Capital	$-	$-
HCIC (1)	7,000	6,000
F-1 (2)	-	-
F-2 (2)	-	-
DFP (2)	-	-
GrowCo	(644,000)	(206,000)
GrowCo Partners 1, LLC	-	-
GCP Super Units, LLC	-	-
TR Cap 20150630 Distribution, LLC	-	-
TR Cap 20150930 Distribution, LLC	-	-
TR Cap 20151231 Distribution, LLC	-	-
Water Redevelopment	-	-
Totals	$(637,000)	$(200,000)

Notes:
(1)	The Company owns 95% of HCIC.
(2)	The terms of the preferred shares in each subsidiary allows for a participatory additional preferred share dividend of 25% of the profits derived from the assets held by the subsidiary. This participatory dividend, if any, will be recorded as a non-controlling share of the income.

Reclassification	Reclassification Certain amounts previously reported have been reclassified to conform to current presentation. Certain labels of accounts/classifications have been changed.
Use of Estimates

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ materially from those estimates.

Cash and Cash Equivalents

Cash and Cash Equivalents

For purposes of reporting cash flows, Two Rivers Water & Farming Company considers cash and cash equivalents to include highly liquid investments with original maturities of 90 days or less. Those are readily convertible into cash and not subject to significant risk from fluctuations in interest rates. The recorded amounts for cash equivalents approximate fair value due to the short-term nature of these financial instruments.

Concentration of Credit Risk

Concentration of Credit Risk

Financial instruments that potentially subject Two Rivers to significant concentrations of credit risk include cash equivalents, marketable investments, advances and accounts receivable. The Company maintains its cash balances in the form of bank demand deposits, money market accounts that management believes to be of high credit quality. Accounts receivable are typically uncollateralized and are derived from transactions with and from customers primarily located in the United States.

Fair Value of Measurements and Disclosures

Fair Value of Measurements and Disclosures

Fair Value of Assets and Liabilities Acquired

Fair value is the price that would be received from the sale of an asset or paid to transfer a liability (i.e., an exit price) in the principal or most advantageous market in an orderly transaction between market participants. In determining fair value, the accounting standards established a three-level hierarchy that distinguishes between (i) market data obtained or developed from independent sources (i.e., observable data inputs) and (ii) a reporting entity’s own data and assumptions that market participants would use in pricing an asset or liability (i.e., unobservable data inputs). Financial assets and financial liabilities measured and reported at fair value are classified in one of the following categories, in order of priority of observability and objectivity of pricing inputs:

● Level 1 – Fair value based on quoted prices in active markets for identical assets or liabilities.

● Level 2 – Fair value based on significant directly observable data (other than Level 1 quoted prices) or significant indirectly observable data through corroboration with observable market data. Inputs would normally be (i) quoted prices in active markets for similar assets or liabilities, (ii) quoted prices in inactive markets for identical or similar assets or liabilities or (iii) information derived from or corroborated by observable market data.

● Level 3 – Fair value based on prices or valuation techniques that require significant unobservable data inputs. Inputs would normally be a reporting entity’s own data and judgments about assumptions that market participants would use in pricing the asset or liability.

The fair value measurement level for an asset or liability is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques should maximize the use of observable inputs and minimize the use of unobservable inputs.

Recurring Fair Value Measurements

The carrying value of the Company’s financial assets and financial liabilities is their cost, which may differ from fair value. The carrying value of cash held as demand deposits, money market and certificates of deposit, marketable investments, accounts receivable, short-term borrowings, accounts payable and accrued liabilities approximated their fair value. Marketable investments are valued at Level 1 due to readily available market quotes. The fair value of the Company’s long-term debt, including the current portion approximated its carrying value. Fair value for long-term debt was estimated based on quoted market prices of the identical debt instruments or values of comparable borrowings.

Accounts Receivable, Related Party

Accounts Receivable, Related Party

The Company carries its accounts receivable, net at management’s expectation of collection and past experience. As of December 31, 2017, and 2016, the Company did not have an allowance for doubtful accounts receivable based on past payment performance. See Note 11 for transactions with this related party.

Capitalization of Interest	Capitalization of Interest As of December 31, 2017, $897,000 in notes payable interest has been capitalized in the construction of greenhouse 1 and 2.
Property and Equipment

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed principally on the straight-line method over the estimated useful life of each type of asset which ranges from three to twenty-seven and a half years. Maintenance and repairs are charged to expense as incurred; improvements and betterments are capitalized. Upon retirement or disposition, the related costs and accumulated depreciation are removed from the accounts, and any resulting gains or losses are credited or charged to income.

Below is a summary of premises and equipment:

		December 31,
Asset Type	Life in Years	2017	2016
Office equipment, furniture, computers	5 – 7	$12,000	$11,000
Computers	3	46,000	47,000
Vehicles	5	92,000	116,000
Farm equipment	7 - 10	244,000	1,632,000
Irrigation system	10	-	995,000
Buildings	27.5	10,000	393,000
Website	3	7,000	7,000
Subtotal		411,000	3,201,000
Less: Accumulated depreciation		(251,000)	(1,842,000)
Net book value		$160,000	$1,359,000

Land

Land

Land acquired for farming is recorded at cost. Some of the land acquired has not been farmed for many years, if not decades. Therefore, additional expenditures are required to make the land ready for efficient farming. Expenditures for leveling the land are added to the cost of the land. Irrigation is not capitalized in the cost of Land (Property and Equipment above). Land is not depreciated. However, once per year, Management will assess the value of land held, and in their opinion, if the land has become impaired, Management will establish an allowance against the land.

Water Rights and Infrastructure

Water rights and infrastructure

Subsequent to purchase of water rights and water infrastructure, management periodically evaluates the carrying value of its assets, and if the carrying value is in excess of fair market value, the Company will establish an impairment allowance. No amortization or depreciation is taken on the water rights. See the discussion below concerning Impairments – Water rights and infrastructure.

Intangibles

Intangibles

Two Rivers recognizes the estimated fair value of water rights acquired by the Company’s purchase of stock in HCIC and Orlando. These intangible assets will not be amortized because they have an indefinite remaining useful life based on many factors and considerations, including, the historical upward valuation of water rights within Colorado.

Impairments

Impairments

Property and Equipment

Once per year we review all property, equipment and software owned by the Company and compared the net book value of such assets with the fair market value of each piece of equipment having a net book value greater than $5,000. If it is determined that the net book value is greater than the fair market value, an impairment will be recorded. If impairment is necessary, a loss on the value of the affected asset will be recorded, and the impairment will not be reversed in future periods.

Land

Once per year we review each parcel of land owned by the Company together with improvements to each parcel and compare the carrying cost with the fair market value. If it appears that our carrying value may be greater than the fair market value, an independent appraisal will be ordered. If the appraised value is less than our carrying value, an impairment will be recorded. If impairment is necessary, a loss on the value of our land will be recorded, and the impairment will not be reversed in future periods.

Water rights and infrastructure

Once per year we assess the value of the water rights held by the Company, comparing our estimated values with recent sales of comparable water rights along with depreciation of the infrastructures. In the event that such assessment indicates that the carrying value is greater than the fair market value of the water rights or the depreciable replacement cost of our infrastructure, an impairment will be recorded. If impairment is necessary, a loss on value of our water rights will be recorded, and the impairment will not be reversed in future periods.

Prior to the year ended December 31, 2017, the Company recognized a $30,000 impairment on the Company’s land and water shares.

For the year ended December 31, 2017, the Company examined the depreciable replacement cost of its water infrastructure. This analysis caused the recognition of $6,900,000 impairment to the water infrastructure.

Impairment of DFP Intangibles

In 2016, due to the discontinuance of DFP operations, we wrote off the full value of DFP intangibles (see Note 4).

Revenue Recognition

Revenue Recognition

Leasing Greenhouse

The lease between GrowCo Partners 1, LLC and its lessee is classified as an operating lease under ASC 840. However, due to the uncertainity of lease payments, for the year ended December 31, 2017, only the actual lease revenues received were recognized.

Member Assessments

Once per year the HCIC board estimates HCIC’s expenses, less anticipated water revenues, and establishes an annual assessment per ownership share. One-half of the member assessment is recorded in the first quarter of the calendar year and the other one-half of the member assessment is recorded in the third quarter of the calendar year. Assessments paid by Two Rivers Water Company to HCIC are eliminated in consolidation of the financial statements.

HCIC does not reserve against any unpaid assessments. Assessments due, but unpaid, are secured by the member’s ownership of HCIC. The value of this ownership is significantly greater than the annual assessments.

Stock Based Compensation

Stock Based Compensation

Beginning January 1, 2006, the Company adopted the provisions of ASC 718 and accounts for stock-based compensation in accordance with ASC 718. Under the fair value recognition provisions of this standard, stock-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense on a straight-line basis over the requisite service period, which generally is the vesting period. The Company elected the modified-prospective method, under which prior periods are not revised for comparative purposes. The valuation provisions of ASC 718 apply to new grants and to grants that were outstanding as of the effective date and are subsequently modified.

All options granted prior to the adoption of ASC 718 and outstanding during the periods presented were fully vested at the date of adoption.

Debt and Equity

Debt and Equity

The Company accounts for warrants issued with debt in accordance with Accounting Standards Codification (“ASC”) 470, Debt, and allocates proceeds received to the warrants based on relative fair values.

The Company also evaluates whether the issuance of the convertible instruments generates a beneficial conversion feature (“BCF”), which arises when a debt or equity security is issued with an embedded conversion option that is beneficial to the investor or in the money at inception because the conversion option has an effective strike price that is less than the market price of the underlying stock at the commitment date. The Company would recognize the BCF by allocating the intrinsic value of the conversion option, which is the number of ordinary shares available upon conversion multiplied by the difference between the effective conversion price per share and the fair value of each ordinary share on the commitment date, to additional paid-in capital, resulting in a discount on the convertible preferred shares or debt instruments. No BCF has been recognized in the periods presented.

Income Taxes

Income Taxes

Provision for income taxes represents actual or estimated amounts payable on tax return filings each year. Deferred tax assets and liabilities are recorded for the estimated future tax effects of temporary differences between the tax basis of assets and liabilities and amounts reported in the accompanying balance sheets, and for operating loss and tax credit carry forwards. The change in deferred tax assets and liabilities for the period measures the deferred tax provision or benefit for the period. Effects of changes in enacted tax laws on deferred tax assets and liabilities are reflected as adjustment to the tax provision or benefit in the period of enactment.

The Company uses a two-step process to evaluate a tax position. The first step is to determine whether it is more-likely-than-not that a tax position will be sustained upon examination, including the resolution of any related appeals or litigation based on the technical merits of that position. The second step is to measure a tax position that meets the more-likely-than-not threshold to determine the amount of benefit to be recognized in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement.

Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent period in which the threshold is met. Previously recognized tax positions that no longer meet the more-likely-than-not criteria should be de-recognized in the first subsequent financial reporting period in which the threshold is no longer met. The Company reports tax-related interest and penalties as a component of income tax expense.

Based on all known facts and circumstances and current tax law, the Company believes that the total amount of unrecognized tax benefits as of December 31, 2017, is not material to its results of operations, financial condition, or cash flows. The Company also believes that the total amount of unrecognized tax benefits as of December 31, 2017, if recognized, would not have a material effect on its effective tax rate. The Company further believes that there are no tax positions for which it is reasonably possible, based on current tax law and policy that the unrecognized tax benefits will significantly increase or decrease over the next 12 months producing, individually or in the aggregate, a material effect on the Company’s results of operations, financial condition or cash flows.

The amount of income taxes the Company pays is subject to ongoing examinations by federal and state tax authorities. To date, there have been no reviews performed by federal or state tax authorities on any of the Company’s previously filed returns. The Company’s 2013 and later tax returns are still subject to examination.

Net Income (Loss) per Share

Net Income (Loss) per Share

Basic net income per share is computed by dividing net income (loss) attributed to Two Rivers available to common shareholders for the period by the weighted average number of common shares outstanding for the period. Diluted net income (loss) per share is computed by dividing the net income for the period by the weighted average number of common and potential common shares outstanding during the period.

The dilutive effect of the outstanding 118,000 RSUs, 3,847,500 options, and 16,469,328 warrants at December 31, 2017, has not been included in the determination of diluted earnings per share since, under ASC 260 they would anti-dilutive.

Recently Issued Accounting Pronouncements

Recently Issued Accounting Pronouncements

In July 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) “Income Statement – Reporting Comprehensive Income (Topic 220)”. This ASU deals with the reclassification of certain tax effects from Accumulated Other Comprehensive Income. We do not believe that there will be any significant financial impact due to prior taxable losses and our net operating loss carry forward.

In July 2017, FASB issued ASU “Earnings Per Share (Topic 260); Distinguishing Liabilities from Equity (Topic 480); Derivatives and Hedging (Topic 815)”: (Part I) Accounting for Certain Financial Instruments with Down Round Features, (Part II) Replacement of the Indefinite Deferral for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests with a Scope Exception. Management believes that Topics 260 and 480 pertains to the Company and the impact will be immaterial.

In November 2016, the FASB issued ASU 2016-18, “Statement of Cash Flows”. The new guidance will require that the statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents is required to be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The new guidance is effective for interim and annual periods beginning after December 15, 2017 and early adoption is permitted. The amendment should be adopted retrospectively. The Company plans to adopt this new guidance in the first quarter of fiscal year 2018 and does not expect the adoption to have a material impact on our financial statements.

In March 2016, the FASB issued ASU 2016-09, “Improvements to Employee Share-Based Compensation Accounting”, which requires that excess tax benefits are recorded on the income statement as opposed to additional paid-in-capital, and treated as an operating activity on the statement of cash flows. ASU 2016-09 also allows companies to make an accounting policy election to either estimate the number of awards that are expected to vest (current U.S. GAAP) or account for forfeitures when they occur. ASU 2016-09 further requires cash paid by an employer when directly withholding shares for tax-withholding purposes to be classified as a financing activity on the statement of cash flows. The ASU 2016-09 was subsequently updated with ASU 2017-09, issued in May 2017. These standards will become effective for us in fiscal 2018. We do not believe that there will be any significant financial impact due to prior taxable losses and our net operating loss carry forward.

In February 2016, the FASB issued ASU 2016-02, “Leases”. The new standard establishes a right-of-use (ROU) model that requires a lessee to record a ROU asset and a lease liability on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement. The new standard is effective for fiscal years beginning after December 15, 2018 which includes interim periods within those fiscal years. A modified retrospective transition approach is required for lessees for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available. The adoption of this ASU is expected to result in all operating leases being capitalized in the Company’s financial statements. Due to the GrowCo leases, management believes that this ASU will have an impact on its financials and is in the process of analyzing its impact.

In November 2015, the FASB issued ASU 2015-17, “Balance Sheet Classification of Deferred Taxes”, which requires that deferred tax liabilities and assets be classified as noncurrent in a classified statement of financial position to simplify the presentation of deferred income taxes. The standard is effective prospectively for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017, with early adoption permitted. The Company does not expect the adoption of this update to have a material impact on its financial statements.

In August 2015, the FASB issued ASU 2015-14 which updated (to defer the effective date by one year) previously issued ASU 2014-09, “Revenue from Contracts with Customers”, which amended revenue recognition guidance to clarify the principles for recognizing revenue from contracts with customers. The guidance requires an entity to recognize revenue to record the transfer of goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Expanded additional disclosures are required relating to the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. Additionally, qualitative and quantitative disclosures are required about customer contracts, significant judgments and changes in judgments, and assets recognized from the costs to obtain or fulfill a contract. This accounting guidance is effective for the Company beginning in the first quarter of fiscal year 2018 using one of two prescribed retrospective methods. Early adoption is not permitted. At this point, due to the Company having no revenue contracts with customers, except for leasing agreements, Management believes that there will be no material impact on its financial statements.

In April 2015, FASB issued ASU 2015-03, “Interest—Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs”. The guidance in the ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. Early adoption is allowed for financial statements that have not been previously issued. Debt issuance costs related to a recognized debt liability will be presented on the balance sheet as a direct deduction from the debt liability, similar to the presentation of debt discounts. The Company has elected to adopt this ASU early and is presented in these financial statements.

In July 2015, the FASB issued ASU 2015-11, “Simplifying the Measurement of Inventory”. Under this ASU, inventory will be measured at the “lower of cost and net realizable value” and options that currently exist for “market value” will be eliminated. The ASU defines net realizable value as the “estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation.” No other changes were made to the current guidance on inventory measurement. ASU 2015-11 is effective for interim and annual periods beginning after December 15, 2016. Early application is permitted and should be applied prospectively. Management has early adopted ASU 2015-11 and notes no material impact on the Company’s financial position or results of operations.

In August 2014, the FASB issued ASU No. 2014-15, “Disclosure of Uncertainties About an Entity’s Ability to Continue as a Going Concern, or ASU 2014-15. ASU 2014-15 amends FASB ASC 205-40 Presentation of Financial Statements – Going Concern”, by providing guidance on determining when and how reporting entities must disclose going-concern uncertainties in their financial statements, including requiring management to perform interim and annual assessments of an entity’s ability to continue as a going concern within one year of the date of issuance of the entity’s financial statements and providing certain disclosures if there is substantial doubt about the entity’s ability to continue as a going concern. ASU 2014-15 will be effective after December 15, 2016, and early adoption is permitted.

Management does not believe that any other recently issued, but not effective, accounting standards if currently adopted would have a material effect on the accompanying consolidated financial statements.